PROSPECTUS

[logo] THE APPLETON
GROUP FUNDS

THE APPLETON GROUP FUND

THE APPLETON GROUP PLUS FUND

May 2, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THE APPLETON GROUP FUND
THE APPLETON GROUP PLUS FUND
Each a series of Trust for Professional Managers.

The Appleton Group Fund and The Appleton Group PLUS Fund are each mutual funds that seek to maximize total return.

The Appleton Group, LLC, (the “Advisor”) is the investment advisor to the Funds.

Table of Contents

AN OVERVIEW OF THE FUNDS	2
PERFORMANCE	3
FEES AND EXPENSES	3
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	4
PRINCIPAL RISKS OF INVESTING IN THE FUNDS	8
PORTFOLIO HOLDINGS INFORMATION	10
MANAGEMENT OF THE FUNDS	10
YOUR ACCOUNT WITH THE FUNDS	13
RULE 12B-1 (DISTRIBUTION) FEES	20
SERVICE FEES - OTHER PAYMENTS TO THIRD PARTIES	20
DIVIDENDS AND DISTRIBUTIONS	21
TAX CONSEQUENCES	21
FINANCIAL HIGHLIGHTS	21
PRIVACY NOTICE	22

This Combined Prospectus sets forth basic information about The Appleton Group Fund and The Appleton Group PLUS Fund (the “Funds”) that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is May 2, 2005

AN OVERVIEW OF THE FUNDS

What is each Fund’s Investment Objective?	The investment objective of each Fund is to maximize total return (capital appreciation plus income).
What are each Fund’s Principal Investment Strategies?
Under normal market conditions, the Advisor seeks to achieve the Funds’ investment objectives by allocating each Fund’s assets primarily among shares of different exchange-traded funds (“ETFs”). ETFs are open-end investment companies. Each ETF tracks a securities index or basket of securities. Generally, the Funds will invest in ETFs that correspond to major market indices. The Advisor will also keep a portion (approximately 20%) of each Fund’s assets in shares of other investment companies that invest in fixed-income securities of varying credit qualities, including government and corporate bonds, money market instruments, as well as high yield securities or “junk bonds.” The managed income component of each Fund’s portfolio may also invest in dividend paying ETFs.

By investing in ETFs, each Fund will obtain a broadly diversified, index-based investment portfolio. The expenses associated with investing in ETFs are typically lower than the expenses associated with investing in all of the underlying securities that comprise the indices that the ETFs track. In selecting investments for the Funds, the Advisor uses a proprietary asset allocation model, which focuses on historical patterns of market indices which the ETFs track as well as the market as a whole. The fixed income component of the Funds’ investments is intended to manage volatility.

In addition, The Appleton Group PLUS Fund may take short positions on shares of ETFs representing up to 35% of its portfolio. When taking short positions, the Fund sacrifices some degree of opportunity in bull markets while controlling volatility and risk of loss in bear markets.

What are the Principal Risks of Investing in the Funds?
The value of your investment in each Fund will go up and down as the investments in the Funds’ portfolios change in price. The prices of the ETFs the Advisor selects may fall or the Advisor’s judgments regarding allocating the Funds’ assets among various ETFs and other investments may be incorrect. Also, the stock market may decline suddenly, and for extended periods, adversely affecting the prices of the investments held by the Funds. Interest rates may go up decreasing the value of the Funds’ holdings in shares of other investment companies that hold fixed income securities.

If the overall stock market goes up when The Appleton Group PLUS Fund has a large percentage of short positions, securities sold short by the Fund may depreciate in value, or the Fund may be required to close out its short positions earlier than it had intended, causing losses.

Because the Funds are new, their success cannot be guaranteed. There is a risk that the Funds will be liquidated if they do not attract enough assets to support their continued existence. By itself, each Fund is not a complete, balanced investment plan and no fund can guarantee that it will achieve its goal. When you sell your shares, you may lose money.

Who may want to Invest in the Funds?
The Funds may be appropriate for investors who:

•   Have a long-term investment horizon;

•   Want to add an investment with potential for capital appreciation to diversify their investment portfolio; and

•   Can accept the greater risks of investing in a portfolio with holdings in equities.

The Funds are not appropriate for investors concerned primarily with principal stability or those pursuing a short-term goal.

PERFORMANCE

Because the Funds have recently commenced operations and have been in operation for less than a calendar year, there is no performance information available at this time.

FEES AND EXPENSES

This table and the example that follow describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Please note that you will indirectly bear your proportionate share of any fees and expenses charged by the ETFs or other investment companies in which the Funds invest. Actual underlying ETF and fund expenses are expected to vary with changes in the allocation of the Funds’ assets. These expenses are not included in the table or the example below.

Shareholder Fees[1] (fees paid directly from your investment)	The Appleton Group Fund	The Appleton Group PLUS Fund
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption Fee[2]	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses[3]	1.65%	1.65%
Total Annual Fund Operating Expenses	2.90%	2.90%
Less: Expense waiver/reimbursement	- 0.90%	-0.90%
Net Annual Fund Operating Expenses[4]	2.00%	2.00%
[1]
Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

[2]
The Redemption Fee applies only to those shares that have been held for less than two months. The Funds are intended for long-term investors. The fee is payable to the Funds and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

[3]
Because the Funds are new, these expenses, which include custodian, transfer agency, and other customary Fund expenses, are based on estimated amounts for the Funds’ current fiscal year. In addition, as part of its investment strategy, The Appleton Group PLUS Fund may take short positions on securities. Such additional expenses associated with these investments cannot be estimated and therefore, actual Fund expenses may be higher than those shown.

[4]
The Funds’ investment advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that Total Annual Operating Expenses for each Fund do not exceed 2.00% of each Fund’s average net assets for at least the periods shown in the example and for an indefinite period thereafter. The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees it waived and Fund expenses it paid. The Advisor is permitted to seek reimbursement from the Funds for three years from the date fees were waived or reimbursed, without causing Fund operating expenses to exceed the 2.00% cap.

Example
This Example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
The Appleton Group Fund	$203	$215
The Appleton Group PLUS Fund	$203	$215

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective
Each Fund seeks an investment objective of maximizing total return (capital appreciation plus income).

Principal Investment Strategies
As noted in the “An Overview of the Funds” section, under normal circumstances the Advisor will allocate the Funds’ assets among shares of different ETFs. Each such share represents an undivided ownership interest in the portfolio of stocks held by an ETF, which are investment companies that acquire and hold either:

•	shares of all of the companies that are represented by a particular index in the same proportion that is represented in the indices themselves; or
•	shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.

The ETFs in which the Funds invest will generally correspond to the price and yield performance of major market indices, such as Standard & Poor’s Depositary Receipts®, or “SPDRs”® (sometimes called “Spiders”); in DIAMONDSSM; and in Nasdaq-100 SharesSM, or “QQQQs” (sometimes called “Cubes,” “Qubes” or “Qs”). SPDRs, DIAMONDS and QQQs are shares in ETFs that are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index® (the “S&P 500® Index”), the Dow Jones Industrial AverageSM and the Nasdaq-100 Index®, respectively. The Funds will also utilize ETFs that offer exposure to the smaller domestic stock market in both growth and value styles, such as the iShares Russell 2000® Growth Index Fund and the iShares Russell 2000® Value Index Fund.

By allocating assets among various ETFs, the Funds will obtain a broadly diversified, index-based investment portfolio. The Advisor believes that investing in ETFs and shares of other mutual funds provides the Funds with opportunities to achieve greater diversification of portfolio securities and investment techniques than they could achieve by investing directly in individual portfolio securities. In selecting investments for the Funds, the Advisor uses a proprietary statistical and tactical asset allocation model, which measures patterns of applicable market indices and the market as a whole on a daily basis. The Advisor uses quantitative analysis of market data to allocate Fund assets in a manner that the Advisor believes best allows each Fund to participate in overall stock market performance while actively managing each Fund’s portfolio and risk exposure.

For the equity component of the Funds’ investments, when fully invested the Advisor will generally allocate each Fund’s assets among ETF shares according to the following approximate guidelines:

ETF Shares[1]	Market Index Tracked[2]	Investment Amounts
DIAMONDS	Dow Jones Industrial Average (a price-weighted average of 30 widely held stocks that are generally the leaders in their industries)	20%
QQQQs	Nasdaq-100 Index (a modified capitalization-weighted index of the 100 largest and most actively traded non-financial domestic and international issues listed on The Nasdaq Stock Market® based on market capitalization)	20%
SPDRs	S&P 500 Index (a market-value weighted index of 500 stocks chosen for market size, liquidity and industry group representation, widely regarded as a standard for measuring large-cap U.S. stock market performance)	15%
iShares Russell 2000® Growth Index Fund	Russell 2000® Growth Index (an unmanaged index that measures the performance of publicly traded U.S. small-cap growth stocks with the highest price-to-book ratios and forecasted growth within the Russell 2000® Index. The Russell 2000® Index is generally considered representative of the market for small domestic stocks)	12.5%
iShares Russell 2000® Value Index Fund	Russell 2000® Value Index (an unmanaged index that measures the performance of publicly traded U.S. small-cap value stocks with the lowest price-to-book ratios and forecasted growth within the Russell 2000® Index)	12.5%
[1]	In each case, the Funds may invest, instead of or in addition to these ETFs, in shares of an alternate ETF tracking the same market index or another market index with the same general market.
[2]	Dow Jones Industrial AverageSM and DIAMONDSSM are trademarks and service marks of Dow Jones & Company, Inc. Nasdaq-100 Index®, Nasdaq-100 SharesSM and The Nasdaq Stock Market® are trademarks and service marks of The Nasdaq Stock Market, Inc. Standard & Poor’s Depositary Receipts®, SPDRs®, the Standard & Poor’s 500 Composite Stock Price Index® and S&P 500® are trademarks of The McGraw Hill Companies, Inc. iShares is a registered trademark of Barclays Global Investors, N.A. Russell 2000® is a trademark of the Frank Russell Company. Neither Trust for Professional Managers, The Appleton Group Fund, nor The Appleton Group PLUS Fund is associated with, or sponsored, endorsed, sold or promoted by, Dow Jones & Company, Inc., The Nasdaq Stock Market, Inc., The McGraw Hill Companies, Inc., Barclays Global Investors, N.A. or the Frank Russell Company.

The remaining assets will be allocated among shares of fixed income (including high yield) funds and money market funds or other dividend paying ETFs. However, the Advisor reserves the right to invest all of its assets in ETFs, fixed income or money market funds depending upon market conditions. The Advisor seeks funds that invest in fixed-income securities with varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or lower than investment grade). The term “investment grade” refers to the credit quality of fixed-income securities as established by a recognized rating agency, such as S&P, Moody’s or Fitch. Securities that are rated lower than investment grade, or high yield securities, generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout and firms with heavy debt loads.

In addition, The Appleton Group PLUS Fund may also apply a more “market neutral” strategy. This means that the Fund will buy both shares of ETFs that the Advisor believes will appreciate in value (to hold “long” positions), and will make short sales on ETFs (including ETFs not mentioned above) the Advisor believes will depreciate in value (to hold “short” positions). A short sale involves selling securities that the Fund has borrowed in hopes that the price will fall so that the Fund may buy back the securities for less than they were sold and keep the difference in price as a profit. The Fund’s market neutral strategy attempts to cancel out the effects of general stock market movements on the Fund’s performance to a greater extent than keeping a portion of the Fund’s assets in fixed income mutual funds. In order to achieve good overall performance over time, The Appleton Group PLUS Fund is content to forgo some measure of investment opportunity in up markets while protecting capital and taking advantage of investment opportunity in down markets. At all times, however, the Fund will have no more than 35% of its assets in short positions.

To invest in the manner described above, the Advisor will review and adjust accordingly the asset allocation of the Funds on a periodic basis. The Advisor regularly evaluates the macroeconomics of the categories for shifts that may necessitate a re-evaluation of the entire allocation process. However, the Funds do not intend to trade actively or capture short-term market opportunities. Generally, the Funds will sell securities only in response to redemption requests, to adjust the number of shares held to maintain a Fund’s target asset allocation, or to make the periodic adjustment to a Fund’s asset allocation. The Advisor seeks to limit the amount of securities sold because the turnover rate of the portfolio (the volume of shares bought and sold by a Fund) affects a Fund’s returns. Typically, the greater the turnover rate of the portfolio, the greater the impact that brokerage commissions and other transaction costs have on return. High turnover rates are more likely to generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates. The Advisor does not anticipate that the Funds will regularly achieve portfolio turnover rates in excess of 100%; however, there are no restrictions on the portfolio turnover rate of the Funds.

Please remember that the Funds are independent from any of the ETFs or other funds in which they invest and have no voice in or control over their investment practices, policies or decisions. If the Funds disagree with those practices, policies or decisions, they may have no choice other than to liquidate their investment, which may entail losses. Also, an ETF or fund may limit a Fund’s ability to sell its shares at certain times. In these cases, such investments will be considered illiquid and subject to a Fund’s overall limit on illiquid securities. For example, no ETF or fund is required to redeem any of its shares owned by a Fund in an amount exceeding 1% of its shares during any period of less than 30 days. As a result, to the extent that a Fund owns more than 1% of an ETF’s or fund’s shares, the Fund may not be able to liquidate those shares promptly in the event of adverse market conditions or other considerations.

As a means to pursue its investment objective, the Funds intend to remain fully invested as described above. The Funds may, however, to a limited extent pursue an investment strategy of investing its assets directly in securities in lieu of indirect investments through ETFs and other mutual funds. Such investments would remain consistent with its asset allocation strategy and would typically be close or identical to those securities held by one or more of the ETFs or other funds in which a Fund currently invests.

Temporary or Cash Investments
A Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents and short-term debt securities and/or money market instruments in response to adverse market, economic or political conditions. This may result in a Fund not achieving its investment objective.

For longer periods of time, the Funds may hold a substantial cash position. In fact, the Funds will seek substantial cash positions when the Advisor’s allocations do not further the investment objective of a Fund. If the market advances during periods when a Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested.

To the extent a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses. Also, the yield paid by a money market fund in which a Fund invests will vary with short-term interest rates. During periods of rising interest rates, such money market fund’s yield will tend to be lower than prevailing interest rates.

Changes in Objectives and Strategies
The investment objectives, strategies and policies described above may be changed without approval of Fund shareholders upon 30 days’ written notice to shareholders of the applicable Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks that may adversely affect the Funds’ net asset value or total return have previously been summarized under “An Overview of the Funds.” These risks are discussed in more detail below.

Management Risk
The ability of a Fund to meet its investment objective is directly related to the Advisor’s investment strategies for the Funds. Your investment in the Funds varies with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

“Fund of Funds” Structure and Expenses
Each Fund is known as a “fund of funds.” The term “fund of funds” is typically used to describe an investment company, such as each Fund, that pursues its investment objective by investing in other investment companies, including ETFs. Federal law generally prohibits a Fund from acquiring shares of an ETF or other mutual fund if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3 percent of such investment company’s total outstanding shares. This prohibition may prevent the Funds from allocating their investments in an optimal manner. In addition, by investing in a Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Tracking Risks
Investment in a Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indexes they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indexes. Certain securities comprising the indexes tracked by the ETFs may, from time to time, temporarily be unavailable.

Equity Market Risk
The Funds invest indirectly in common stocks that are held by the ETFs in which they hold shares. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stocks of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Small and Medium Companies Risk
Some of the ETFs in which the Funds invest will hold stocks of small and medium-sized companies. Investing in securities of small and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile.

Bond Market Risk
The Funds may invest in funds that are invested in a broad range of bonds or fixed-income securities. To the extent that an underlying fund is so invested, the return on and value of an investment will fluctuate with changes in interest rates. Typically, when interest rates rise, the fixed-income security’s market value declines (interest-rate risk). Conversely, the longer a fixed-income security’s maturity, the lower its yield and the greater the risk of volatility (maturity risk). A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk). This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions.

High Yield Securities Risk
Fixed-income securities receiving the lowest investment grade rating may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances. High yield, high risk and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity and fluctuations in value due to public perception of the issuer of such securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high yield securities and the entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a higher profile default.

Liquidity Risk
The ETFs in which the Funds invest are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Fund invests hold securities of companies with smaller market capitalization or securities with substantial market risk, they will have a greater exposure to liquidity risk.

Technology Risk
To the extent that a Fund indirectly invests in technology related stocks, it is subject to special technology risks. Technology related companies face risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. The value of a Fund’s shares may be susceptible to factors affecting the technology areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Furthermore, companies within the technology industries face greater risks of competition from new market entrants and increased research and development costs. Companies in these areas are often dependent upon consumer and business acceptance as new technologies evolve.

Short Sale Risk
The Appleton Group PLUS Fund is subject to short sale risk. Short selling shares of ETFs may result in the Fund’s investment performance suffering if it is required to close out a short position earlier than it had intended. This would occur if the lender required the Fund to deliver the securities it borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale.

New Fund Risk
There can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Board of Trustees or the Advisor may determine to liquidate one or both Funds. A liquidation can be initiated by the Board of Trustees without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

PORTFOLIO HOLDINGS INFORMATION

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds’ Statement of Additional Information. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting The Appleton Group Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-866-993-7767, or on their website at www.appletongroupfunds.com.

MANAGEMENT OF THE FUNDS

Investment Advisor
The Funds have entered into an Investment Advisory Agreement with The Appleton Group, LLC, 100 W. Lawrence Street, Appleton, Wisconsin 54911, under which the Advisor manages the Funds’ investments and business affairs subject to the supervision of the Funds’ Board of Trustees. The Advisor was founded in 2002 and serves as investment advisor primarily to high net worth individuals, and business and institutional clients, managing private accounts using investment strategies similar to the Funds’. As of January 31, 2005, the Advisor managed approximately 42.8 million in assets. Under the Investment Advisory Agreement, each Fund compensates the Advisor for its investment advisory services at the annual rate of 1.00% of each Fund’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Trust’s Board of Trustees, the Advisor is responsible for managing the Funds in accordance with their investment objectives and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities. The Advisor also maintains related records for the Funds.

Portfolio Manager
Mark Scheffler, Senior Portfolio Manager and Founder of the Advisor, is responsible for the day-to-day management of each Fund’s portfolio. Before founding the Advisor, Mr. Scheffler served as an investment officer with Robert W. Baird & Co. since 1995, eventually becoming a Vice President of their Appleton Office in 1999. In April 2002, Mr. Scheffler founded the Advisor as an independent registered investment advisor providing discretionary management services. Mr. Scheffler holds his series 6, 7, 63 and 65 licenses. He currently serves over 50 clients with total portfolio assets of $42.8 million.

Investment Advisor’s Prior Performance
The following table shows certain performance data provided by the Advisor relating to investment results of a composite of the Advisor’s privately-managed accounts. The Advisor has two privately-managed accounts: the Account and the PLUS Account. Both of the Accounts include all actual, fee-paying non-directed brokerage, discretionary private accounts (both individual and institutional) managed by the Advisor during the periods indicated by the table below that, with respect to the Account, have investment objectives, policies, strategies and risks substantially similar to those of The Appleton Group Fund, and, with respect to the PLUS Account, have investment objectives, policies, strategies and risks substantially similar to those of the Appleton Group PLUS Fund.

The Account and the PLUS Account are not subject to the same types of expenses to which the Funds are subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940, or the Internal Revenue Code of 1986. The performance of the Account and the PLUS Account would have been adversely affected had they been subject to the same expenses, restrictions and limitations as their respective Funds. The Advisor believes that any adverse effect would not have been significant. The results presented in the table are not intended to predict or suggest the return to be experienced by the Funds or the return one might achieve by investing in the Funds. One should not rely on the following data as an indication of future performance of the Advisor or the Funds. If the expense structure of the Funds was deducted from the returns of the Account or the PLUS Account, the performance would have been lower than shown.

You should note that once the Funds have performance history, they will compute and disclose their average annual total return using the standard formula set forth in rules promulgated by the Securities and Exchange Commission (“SEC”), which differs in certain respects from the methods used to compute total return for the Account and the PLUS Account, as the case may be. The SEC total return calculation method calls for the computation and disclosure of an average annual compounded rate of return, which equates a hypothetical initial investment of $10,000 to an ending redeemable value. The returns shown for the Account and the PLUS Account are reduced to reflect the deduction of advisory fees but not other operating expenses of their respective Funds. All total returns presented were calculated using trade date accounting and include all dividends and interest, accrued income and realized and unrealized gains and losses. The total returns are time-weighted and represent the dollar-weighted average of the Account and the PLUS Account. The following data represents annualized total return calculations. Performance data was prepared by the Advisor but was not reviewed and verified by an independent accounting firm.

As of December 31, 2004, the Account consisted of 115 separate accounts and $29.04 million in assets, and the PLUS Account consisted of 9 separate accounts and $9.737 million in assets.

The performance data below is not the performance results of the Funds.

Average Annual Total Returns as of December 31, 2004 for the Account:

	1 Year	Since Inception(1)
Account	4.07%	8.65%
S&P 500 Index(2)	10.88%	4.56%
S&P 500 Index (80%) / Merrill Lynch High Yield Master Index(3)	10.86%	6.05%

(1)	The Inception date of the Account is April 8, 2002.

(2)	The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends. It reflects no deduction for fees, expenses or taxes.

(3)	The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole. These figures represent a blend of the performance of the S&P 500 Index (80%) and the Merrill Lynch High Yield Master Index (20%).

Average Annual Total Returns as of December 31, 2004 for the PLUS Account:

	1 Year	Since Inception(1)
PLUS Account	2.02%	13.08%
S&P 500 Index(2)	10.88%	4.56%
S&P 500 Index (80%) / Merrill Lynch High Yield Master Index(3)	10.86%	6.05%

(1)	The Inception date of the PLUS Account is April 8, 2002.

(2)	The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends. It reflects no deduction for fees, expenses or taxes.

(3)	The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole. These figures represent a blend of the performance of the S&P 500 Index (80%) and the Merrill Lynch High Yield Master Index (20%).

Fund Expenses
Each Fund is responsible for its own operating expenses. The Advisor has contractually agreed, however, to reduce its fees and/or pay expenses of each Fund to ensure that the total annual fund operating expenses (excluding interest and tax expenses) will not exceed 2.00% of each Fund’s average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the applicable Fund in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by a Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years from the date the expenses were incurred. Any such reimbursement will be reviewed by the Trustees. A Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

YOUR ACCOUNT WITH THE FUNDS

Pricing Fund Shares
Shares of each Fund are sold at net asset value per share (NAV), which is determined by a Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (NYSE) is open for unrestricted business. A Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. Additionally, while a Fund does not expect to determine the NAV of its shares on any day when the NYSE is not open for trading (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share), the NAV of a Fund’s shares may be determined on days the NYSE is closed for business if the Board of Trustees decides it is necessary. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests made in accordance with the requirements of this Prospectus. The NAV is determined by dividing the value of a Fund’s securities (consisting primarily of shares of ETFs and other mutual funds), cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily.

The assets of each Fund consist primarily, if not exclusively, of shares of ETFs and shares of other funds valued at their respective NAVs. The NAV of a Fund will fluctuate with the value of the securities held by the ETFs and other funds in which it principally invests. There may be situations when a Fund is unable to receive an NAV from a holding. In such case, these shares would be valued at their fair market value as determined by the Advisor. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Funds’ Board of Trustees would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Board of Trustees may adjust the Funds’ fair valuation procedures.

How to Purchase Shares
Shares of the Fund are sold primarily to individuals, but may also be sold to institutions, such as banks, trust companies, thrift institutions, corporations and mutual funds, that are purchasing shares on their own behalf or on behalf of discretionary and non-discretionary accounts for which they may receive account level asset-based, management fees. If you are purchasing shares through a financial institution, you must follow the procedures established by your institution. Your financial institution is responsible for sending your purchase order and wiring payment to the Funds’ transfer agent. Your financial institution holds the shares in your name and receives all confirmations of purchases and sales. Financial institutions placing orders for themselves or on behalf of their customers should call the Fund toll free at 1-866-933-7767, or follow the instructions below under “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

Shares of the Funds are sold at NAV, and will be credited to a shareholder’s account at the NAV next computed after an order is received.

You may also invest in the Funds by calling The Appleton Group, LLC directly at 1-866-993-7767 to establish an account.

The minimum initial investment is $2,500, ($2,000 for Coverdell IRA) with no subsequent minimums on subsequent investments. This minimum can be changed or waived by a Fund at any time. Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of initial or subsequent investments.

All Account Applications to purchase Fund shares are subject to acceptance by the applicable Fund and are not binding until so accepted. The Funds reserve the right to reject any purchase order if, in their opinion, it is in a Fund’s best interest to do so. For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large it would disrupt the management of a Fund. Purchases may also be rejected from persons believed to be “market timers.” A service fee of $25.00 will be deducted from a shareholder’s account for any purchases that do not clear. You will also be responsible for any losses suffered by the Funds as a result. Your order will not be accepted until the completed Account Application is received by the Funds or their transfer agent.

Investing by Telephone. If you have completed the Telephone Purchase Authorization section of the Account Application, you may purchase additional shares by telephoning the Fund toll free at 866-993-7767. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. If your order is received prior to 4 p.m. Eastern time, shares will be purchased in your account at the NAV determined on the day your order is placed.

There is no minimum on telephone purchases.  However, you may not make your initial purchase of a Fund’s shares by telephone.

Purchase by Mail. To purchase a Fund’s shares by mail, simply complete and sign the enclosed Account Application Form and mail it, along with a check or money order made payable to “The Appleton Group Funds”, to:

Regular Mail	Overnight or Express Mail
The Appleton Group Funds, [Name of Fund]	The Appleton Group Funds, [Name of Fund]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit cards checks, traveler’s checks or starter checks for the purchase of shares.

Purchase by Wire. If you are making your first investment in a Fund, before you wire funds, the Funds’ transfer agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Funds’ transfer agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 1-866-993-7767 to advise them of the wire, and to ensure proper credit upon receipt. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:                         U.S. Bank, N.A.
ABA Number:  075000022
Credit:   U.S. Bancorp Fund Services, LLC
Account:                      112-952-137
Further Credit:             The Appleton Group Funds
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Subsequent Investments. You may add to your account at any time by purchasing shares by mail, by telephone, or by wire (minimum$2,500). You must call to notify the Fund in which you are investing at 1-866-993-7767 before wiring. A remittance form, which is attached to your individual account statement, should accompany any investments made through the mail. All purchase requests must include your shareholder account number.

Automatic Investment Plan. For your convenience, the Funds offer an Automatic Investment Plan. Under this Plan, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking account an amount that you wish to invest, which must be at least $50. In order to participate in the Plan, your bank must be a member of the Automated Clearing House (ACH) network. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. A Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Funds’ transfer agent five days prior to the effective date. A fee will be charged if your bank does not honor the Automatic Investment Plan draft for any reason.
Anti-Money Laundering Program. Please note that the Funds have established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•  Full name
•  Date of birth (individuals only)
•  Social Security or tax identification number
•  Permanent street address (P.O. Box is not acceptable)
•  Accounts opened by entities, such as corporations, companies or trusts will require additional documentation

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act, the Funds’ transfer agent will verify the information on your application as part of the Funds’ Anti-Money Laundering Program. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Funds’ transfer agent at 1-866-993-7767.

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Funds or with the same financial institution that placed the original purchase order in accordance with the procedures established by that institution. Your financial institution is responsible for sending your order to the Funds’ transfer agent and for crediting your account with the proceeds. You may redeem part or all of a Fund’s shares on any business day that a Fund calculates its NAV. To redeem shares with a Fund, you must contact the Funds either by mail or by phone to place a redemption order. You should request your redemption prior to market close to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV next determined after the Funds’ transfer agent receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Funds before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern time) will usually be wired to the bank you indicate or mailed on the following day to the address of record. In all cases, proceeds will be processed within seven calendar days and wired or mailed to you after the Funds receive your redemption request.

Before selling recently purchased shares, please note that if the Funds’ transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.

Redemption requests will be sent to the address of record. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed. Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

The Funds’ transfer agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Funds. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	If a change of address request has been received by the Funds’ transfer agent within the last 15 days;
•	For all redemptions of $50,000 or more from any shareholder account;
•	When adding the telephone redemption option to an existing account; and
•	When changing any pre-determined bank information.

Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Fund in which you are invested to redeem your shares at the current NAV. Redemption requests in writing should be sent to the Funds’ transfer agent at:

Regular Mail	Overnight or Express Mail
The Appleton Group Funds, [Name of Fund]	The Appleton Group Funds, [Name of Fund]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Requests for redemption in "good order" must:

•	indicate the name of the Fund;
•	be signed exactly as the shares are registered, including the signature of each owner;
•	specify the number of shares or dollar amount to be redeemed; and
•	indicate your account registration number.

Telephone Redemption. If you are authorized to perform telephone transactions (either through your Account Application Form or by subsequent arrangement in writing with a Fund) you may redeem shares in any amount by instructing the Fund by phone at 1-866-993-7767. A signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

Note: Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the social security or tax identification number under which the account is registered.

Wire Redemption. Wire transfers may be arranged to redeem shares. However, the Funds’ transfer agent charges a $15 fee per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share specific trades. The minimum wire redemption amount is $2,500.

Systematic Withdrawal Program. The Funds offer a Systematic Withdrawal Program (SWP) whereby shareholders or their representatives may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $2,500, and the minimum amount that may be withdrawn each month or quarter is $50. This Program may be terminated or modified by a shareholder or a Fund at any time without charge or penalty. A withdrawal under the Systematic Withdrawal Program involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Funds’ Account Application. Please call 1-866-933-7767 for additional information regarding the Funds’ SWP.

The Funds’ Right to Redeem an Account. The Funds reserve the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV of a Fund or for market reasons. A Fund would provide shareholders with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind. The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund’s remaining shareholders) a Fund might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind).

Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of a Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s NAV in securities instead of cash. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Redemption Fee
The Funds are intended for long-term investors. Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt a Fund’s investment program and create additional transaction costs that are borne by the Funds’ shareholders. Additionally, redemptions of short-term holdings may create missed opportunity costs for the Funds, as the Advisor may be unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, each Fund will assess a 1.00% fee on the redemption of Fund shares held for less than two months. The Funds use the first-in, first-out (“FIFO”) method to determine the two-month holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than two months, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in a Fund for at least a two-month period from the date of purchase. This fee does not apply to Fund shares acquired through reinvested distributions (dividends and capital gains), or redemptions under the Funds’ Systematic Withdrawal Program.

Although the Funds have the goal of applying this redemption fee to most redemptions of shares held for less than two months, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that may not be able to implement the redemption fee. These may include, but are not limited to, 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans, as well as other employer-sponsored retirement plans (excluding IRA and other 1-person plans). While the Funds make every effort to collect redemption fees, the Funds may not always be able to track short term trading effected through financial intermediaries. The Funds also reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed by the Advisor not to be disadvantageous to the Funds or their shareholders and which do not indicate market timing strategies.

The Funds reserve the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the Securities and Exchange Commission.

Other Fund Policies
If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under “How to Purchase Shares.”

Your broker-dealer or other financial organization may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker-dealer or other financial organization for details. Shares of the Funds have not been registered for sale outside of the United States.

Tools to Combat Frequent Transactions
The Funds are intended for long-term investors and do not accommodate frequent transactions. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps may include, among other things, monitoring trading activity, imposing redemption fees, and using fair value pricing, as determined by the Funds’ Board of Trustees, when the Advisor determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests.

The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Funds in their sole discretion. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the advisor to be harmful to the Fund) and without prior notice. A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. However, the Funds will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

RULE 12B-1 (DISTRIBUTION) FEES

The Funds have adopted a distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows each Fund to pay distribution fees for the sale and distribution of its shares. Under the Distribution Plan, a Fund may pay as compensation up to an annual rate of 0.25% of its average daily net assets to the Advisor or other qualified recipients under the Distribution Plan. As these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SERVICE FEES - OTHER PAYMENTS TO THIRD PARTIES

In addition to paying fees under the Funds’ Distribution Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Funds and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Funds may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution. If you elect to have dividends and/or capital gains paid in cash, the Funds will automatically reinvest all distributions under $10 in additional shares of a Fund.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at a Fund’s then current net asset value and to reinvest all subsequent distributions.

TAX CONSEQUENCES

The Funds intend to make distributions of dividends and capital gains. Dividends are taxable to shareholders as ordinary income or qualified dividend income. The rate you pay on capital gain distributions will depend on how long the Funds held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Funds to do so.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

FINANCIAL HIGHLIGHTS

Because the Funds have recently commenced operations, there are no financial highlights available at this time.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

NOT A PART OF THE PROSPECTUS.

Investment Advisor
The Appleton Group, LLC
100 West Lawrence Street
Appleton, Wisconsin 54911

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street, Suite 1400
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, National Association
425 Walnut Street
Cincinnati, Ohio 45202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

THE APPLETON GROUP FUND
THE APPLETON GROUP PLUS FUND,
Each a series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information (SAI)
The SAI of the Funds provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio listings. Once available, the annual report will contain a discussion of the market conditions and investment strategies that affected each Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-866-993-7767, by accessing the Funds’ web-site at www.appletongrouponline.com, or by writing to:

The Appleton Group Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You can review and copy information including the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. Reports and other information about the Funds are also available:

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov, or
•	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-10401)

Statement of Additional Information
May 2, 2005

THE APPLETON GROUP FUND
THE APPLETON GROUP PLUS FUND
each a series of the Trust for Professional Managers

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated May 2, 2005, as may be revised, of The Appleton Group Fund and The Appleton Group PLUS Fund (each a “Fund” and collectively the “Funds”), each a series of Trust for Professional Managers (the “Trust”). The Appleton Group, LLC (the “Advisor”), is the investment advisor to the Funds. A copy of the Funds’ Prospectus may be obtained by contacting the Funds at the address or telephone number below.

The Appleton Group Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-866-993-7767

Table of Contents

THE TRUST	2
INVESTMENT OBJECTIVE AND POLICIES	2
MANAGEMENT	14
DISTRIBUTION (RULE 12B-1 PLAN)	21
PORTFOLIO TRANSACTIONS AND BROKERAGE	23
PORTFOLIO TURNOVER	24
CODE OF ETHICS	25
PROXY VOTING POLICY	25
ANTI-MONEY LAUNDERING PROGRAM	25
PORTFOLIO HOLDINGS INFORMATION	26
DETERMINATION OF NET ASSET VALUE	28
PURCHASE AND REDEMPTION OF FUND SHARES	28
TAX MATTERS	30
DIVIDENDS AND DISTRIBUTIONS	32
PERFORMANCE INFORMATION	33
FINANCIAL STATEMENTS	34
APPENDIX “A” DESCRIPTION OF BOND RATINGS	35
APPENDIX “B” PROXY VOTING POLICIES	40

THE TRUST

Trust for Professional Managers (the “Trust”) is an open-end management investment company, or mutual fund, organized as a Delaware statutory trust on May 29, 2001. The Funds are two series, or mutual funds, that may be formed by the Trust. Each Fund is a diversified series and has its own investment objective and policies. As of the date of this SAI, there is one other series of the Trust offered in a separate prospectus and statement of additional information. The Trust may start additional series and offer shares of a new fund under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in each Fund are represented by shares of beneficial interest each with a par value of $0.001. Each series of the Trust has equal voting rights and liquidation rights, and would be voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940 (the “1940 Act”) or when the matter affects only the interest of a particular series. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated would be entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series would be borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series would be allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of such Fund. In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of each Fund is to maximize total return. Each Fund is diversified. Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Then a fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws. There is no assurance that the Funds will achieve their objective. The discussion below supplements information contained in the Funds’ Prospectus as to investment policies of the Funds. The underlying investment companies in which the Funds invest may use the techniques described below or other techniques not discussed herein.

Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security, either directly or via the underlying investment companies in which a Fund invests, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that a Fund would not, or could not, buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Exchange-Traded Funds (“ETFs”)
The securities in which the Funds invest are primarily shares of ETFs. Each share represents an undivided ownership interest in the portfolio of stocks held by an ETF. ETFs are open-end investment companies that acquire and hold either:

•	shares of all of the companies that are represented by a particular index in the same proportion that is represented in the indices themselves; or
•	shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the stocks of an underlying portfolio and can be redeemed into the stocks of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.

The Funds intend to be long-term investors in ETFs and do not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, the Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Advisor believes it is in a Fund’s best interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

The Funds will invest in ETF shares only if the ETF is registered as an investment company (see “Other Investment Companies” below) under the Investment Company Act of 1940 (the “1940 Act”). If an ETF in which the Funds invest ceases to be a registered investment company, the Funds will dispose of the securities of the ETF. Furthermore, in connection with its investment in ETF shares, the Funds will incur various costs. The Funds may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, the Funds are subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustees fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the net asset value of ETFs and therefore the shares representing a beneficial interest therein.

There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest are each granted licenses by agreement to use the indexes as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Advisor believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Other Investment Companies
Each Fund may invest its assets in shares of other investment companies, including money market mutual funds, other mutual funds or ETFs. A Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If a Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when such Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, a Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company.

Equity Securities
The Funds may invest indirectly in equity securities through their investments in the shares of ETFs and other mutual funds in which they invest. To a limited extent, the Funds may invest directly in equity securities consistent with the Funds’ investment objectives and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time

To the extent the Funds are invested in the equity securities of small or medium-size companies, directly or indirectly, they will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Debt Securities
The other mutual funds in which the Funds invest may invest in debt securities, including debt securities convertible into common stock. To a limited extent, the Funds may invest directly in debt securities consistent with the Funds’ investment objectives and strategies. As set forth in the Funds’ prospectus, debt securities purchased by the Funds may consist of obligations of any rating. Debt securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Junk bonds are typically rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Ratings Group (“S&P”) or below investment grade by other recognized rating agencies. The Funds may also invest in other mutual funds that invest in unrated securities of comparable quality under certain circumstances. Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:

•	Sensitivity to Interest Rate and Economic Change. The economy and interest rates affect high yield securities differently than other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility or market prices of high yield bonds and the underlying fund’s asset values.

•	Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, an underlying fund would have to replace the security a with lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the underlying fund’s assets. If an underlying fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the fund’s expenses can be spread and possibly reducing the fund’s rate of return.

•	Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a fund’s ability to accurately value high yield bonds and may hinder a fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

•	Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, underlying funds must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the fund can meet redemption requests.

High-yield securities are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or “pay-in-kind” securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

The payment of principal and interest on most debt securities purchased by a fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.
The ratings of Standard & Poor’s, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. For a more detailed description of ratings, please see the Appendix.

U.S. Government Obligations
The Funds may invest directly, or indirectly through other mutual funds, in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Short Sales
The Appleton Group PLUS Fund’s principle strategy entails making short sales on securities in its portfolio representing up to 35% of the Fund’s net assets. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Short sales may, however, protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

The Fund also must segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short. The dollar amount of short sales may not exceed 35% of the net assets of the Fund at any time.

Temporary and Cash Investments
In addition to underlying fund investments, when the Advisor believes market or economic conditions are unfavorable for investors, the Advisor may invest up to 100% of a Fund’s net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the ETFs or underlying funds in which the Funds normally invest, or the U.S. economy. Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market fund shares and other money market equivalents. The Advisor also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. The Funds may invest in any of the following securities and instruments:

•	Money Market Mutual Funds. The Funds may invest in money market mutual funds in connection with their management of daily cash positions or as a temporary defensive measure. Generally, money market funds seek to earn a high rate of income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Funds’ investments in money market mutual funds are subject to the restrictions described in “Other Investment Companies” above.

•	Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Funds hold instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

•	Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

•	Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

•	Repurchase Agreements. The Funds may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. The Funds will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of a Fund’s net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. Government security that is subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Fund could encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and a Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Funds will always receive as collateral for any repurchase agreement to which they are a party securities acceptable to the Advisor, the market value of which is equal to at least 100% of the amount invested by a Fund plus accrued interest, and the Funds will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Funds will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund could be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Securities Lending
Although each Fund’s objective is growth of capital, each Fund reserves the right to lend its portfolio securities in order to generate income from time to time. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities who are not affiliated with the Advisor or principal underwriter and whose creditworthiness is acceptable to the Advisor. The borrower must deliver to a Fund cash or cash equivalent collateral, or provide to a Fund an irrevocable letter of credit equal in value to at least 100% of the value of the loaned securities at all times during the loan, marked-to-market daily. During the time the portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities. A Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral or a letter of credit. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. A Fund may not lend its portfolio securities to an extent greater than 5% of its net assets, measured at the time of the transaction.

Borrowings
A Fund may borrow funds to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of a Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by a Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, a Fund’s net income will be greater than if borrowing were not used.

Illiquid Securities
Typically, an underlying fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an underlying fund’s decision to dispose of such securities and the time when the underlying fund is able to dispose of them, during which time the value of the securities could decline.

Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market usually are not deemed illiquid for purposes of this limitation by underlying funds. However, investing in Rule 144A securities could result in increasing the level of an underlying fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

The 1940 Act provides that an ETF or other mutual fund whose shares are purchased by a Fund is obliged to redeem shares held by the Fund only in an amount up to 1% of such ETF’s or other fund’s outstanding securities during any period of less than 30 days. Thus, shares of ETFs and other funds held by a Fund in excess of 1% of such fund’s outstanding securities will be considered not readily marketable securities, that together with other such securities, may not exceed 15% of a Fund’s net assets. However, because each Fund has elected to reserve the right to pay redemption requests by a distribution of securities from a Fund’s portfolio, instead of in cash, these holdings may be treated as liquid under some circumstances. In some cases, an ETF or other fund may make a redemption payment to a Fund by distributing securities from its portfolio instead of cash. Thus it is possible that such Fund could hold securities distributed by an ETF or other fund until such time as the Advisor determines it is appropriate to dispose of such securities. Disposing of such securities could cause a Fund to incur additional costs.

Investment Restrictions
The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Funds may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Funds from engaging in options transactions or short sales in accordance with their objectives and strategies;

2.	Act as underwriter (except to the extent the Funds may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest more than 25% of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities);

4.	Purchase or sell real estate unless acquired as a result of ownership of securities (although the Funds may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

5.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities; or

6.	Make loans of money (except for through the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Funds and except for repurchase agreements).

The following is a list of non-fundamental investment restrictions applicable to the Funds. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of a Fund.

Each Fund may not:

1.	With respect to fundamental investment restriction 1 above, each Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

2.	Purchase illiquid securities, if upon the purchase more than 15% of the value of a Fund’s net assets would consist of these securities. See “Illiquid Securities” above for a complete discussion of illiquid securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation.  If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

MANAGEMENT

The Trust’s Board of Trustees supervises and manages the business and affairs of the Funds. In accordance with Delaware’s Business Trust Act, a Trustee is responsible for performing his or her duties in good faith, in a manner such Trustee reasonably believes to be in the best interests of the Trust and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Trust is not required to hold annual shareholder meetings.

Trustees and Officers
The names, business addresses and ages of the Trustees and Officers of the Trust together with information as to their principal business occupations during at least the past five years are shown below.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation During the Past Five Years	Other Directorships Held by Trustee
Independent Trustees
Dr. Michael D. Akers P.O. Box 1881 College of Business Administration Marquette University Milwaukee, WI 53201-1881 Age: 49	Trustee	Indefinite Term; Since August 22, 2001	3	Professor of Accounting, Marquette University (2004-present); Associate Professor of Accounting, Marquette University (1996-2004).	Independent Trustee, MUTUALS.com (an open-end investment company with four portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Trustee	Indefinite Term; Since August 22, 2001	3	Captain, Midwest Airlines, Inc. (Airline Company) (2000-present); Director-Flight Standards & Training (July 1990-December 1999).	Independent Trustee, MUTUALS.com (an open-end investment company with four portfolios).
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Chair-person, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	3	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Director/Trustee, Buffalo Funds (an open-end investment company with eight portfolios); Trustee, MUTUALS.com (an open-end investment company with four portfolios).

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation During the Past Five Years	Other Directorships Held by Trustee
John J. Gauthier City Place II, 185 Asylum St. Hartford, CT 06103 Age: 41	Vice President	Indefinite Term; Since August 22, 2001	N/A
Senior Vice President and Portfolio Manager, Conning Asset Management Company (1997—present); Portfolio Manager, General Reinsurance Corp., a reinsurance company, and General Re-New England Asset Management, an investment firm (1994-1997).

N/A
Michael R Mc Voy W266 N2150 Cattail Ct. Pewaukee, WI 53072 Age: 47	Chief Com-pliance Officer	Indefinite Term; since, May 2005	N/A
Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2002 to present); General Counsel, U.S. Bancorp Fund Services, LLC (1986-present); Anti-Money Laundering Officer, U.S. Bancorp Fund Services, LLC (2002-present)

N/A
Chad E. Fickett 615 East Michigan St. Milwaukee, WI 53202 Age: 31	Secretary	Indefinite Term; Since November 20, 2003	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (July 2000 - present).	N/A
*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Funds’ principal underwriter.

Trustee Compensation

For their service as Trustees, for the fiscal year ended April 30, 2006, the independent Trustees will receive a retainer fee of $3,000 per year and $500 per Board meeting, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Interested Trustees do not receive any compensation for their service as Trustees. Because the Funds have recently commenced operations, the following compensation figures represent estimates for the current fiscal year ending April 30, 2006:

Name of Person/Position	Aggregate Compensation From the Funds*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex** Paid to Trustees
Joseph C. Neuberger, Trustee	None	None	None	None
Dr. Michael D. Akers, Trustee	$3,333	None	None	$5,000
Gary A. Drska, Trustee	$3,333	None	None	$5,000
*	Trustees fees and expenses are allocated among the Funds and any other series comprising the Trust.
**	There are currently three portfolios comprising the Trust. The term “Fund Complex” applies only to the Funds because the Funds do not hold themselves out as related to any other series within the Trust for investment purposes. For informational purposes, however, these figures represent payments from the entire Trust based on estimates for the current fiscal year ending April 30, 2006.

Trustee Ownership of Fund Shares, Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As of the date of this SAI, there were no principal shareholders nor control persons of the Funds and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of a Fund. Furthermore, neither the Trustees who are “not interested” persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Funds’ principal underwriter, or any of their affiliates. Accordingly, neither the Trustees who are “not interested” persons of the Funds nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Funds’ principal underwriter or any of their affiliates.

Board Committees
Audit Committee. The Trust has an Audit Committee, which is comprised of the independent members of the Board of Trustees, Dr. Michael D. Akers and Mr. Gary A. Drska. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.

Nomination Committee. The Trust has a Nomination Committee, which is comprised of the independent members of the Board of Trustees, Dr. Michael D. Akers and Mr. Gary A. Drska. The Nomination Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary. There are no policies in place regarding nominees recommended by shareholders.

Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. Mr. Joseph C. Neuberger currently is the sole member of the Valuation Committee. The Valuation Committee meets as necessary when a price is not readily available.

As the Funds are new, none of the Trust’s Committees have met with respect to the Funds.

The Investment Advisor
The Appleton Group, LLC, the Advisor, 100 W. Lawrence Street, Appleton, Wisconsin, 54911, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisor is controlled by Mr. Mark C. Scheffler, founder of the Advisor and portfolio manager for the Funds. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with such investment advice and supervision, as it deems necessary for the proper supervision of the Funds’ investments..

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In approving the Advisory Agreement on behalf of the Funds, the full Board, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services to be provided by the Advisor; (b) the appropriateness of the fees to be paid by the Funds to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Funds’ investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board noted, among other things, that the advisory fees to be paid by the Funds and the proposed expenses of the Funds were reasonable and generally consistent in relation to the relevant peer groups and that the Advisor’s brokerage practices were reasonably efficient. The Board also noted that (a) the Advisor’s staff had previously provided quality investment service to private accounts with similar investment objectives and strategies; (b) the Advisor would provide the Funds with a reasonable potential for profitability and (c) that the nature of the Advisor’s investments was acceptable.

Based on their review, the Board concluded that the Advisor had the capabilities, resources and personnel necessary to manage the Funds. The Board also concluded that based on the services to be provided by the Advisor to the Funds and the estimated expenses to be incurred by the Advisor in the performance of such services, the compensation to be paid to the Advisor was fair and equitable for the Funds.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Funds an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of a Fund’s average daily net assets specified in the Prospectus.

Fund Expenses. Each Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by each Fund and/or to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the “expense cap”) of the prospectus. Any such reductions made by the Advisor in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years from the date the expense was incurred. Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses.

Portfolio Manager. Mr. Mark C. Scheffler acts as the Portfolio Manager for each of the Funds. Mr. Scheffler also manages separate accounts for individuals, trusts, corporations, partnerships and retirement plans. The following provides information regarding other accounts managed by Mr. Scheffler as of January 31, 2005:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	214	$43.7 Million	0	$0

The Advisor offers several wealth management models in which their private client group (separately managed accounts) participate. These offerings include portfolios of investment substantially identical to each of the Funds, which could create certain conflicts of interest. As the Funds and any separate accounts managed similarly to the Funds will be managed concurrently, all portfolio transactions are implemented according the Advisor’s trade allocation procedures. These procedures, among other things, insure that all trades allocated to advisory clients (including the Funds) fulfill the Advisor’s fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory. Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements. In determining a fair allocation, the Advisor takes into account a number of factors, including among other things, the Advisor’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment suitability, as well as each client’s investment objectives.

Mr. Scheffler’s compensation as the Funds’ Portfolio Manager is a fixed salary that allows for an annual cost-of-living adjustment. Mr. Scheffler’s salary is not based on Fund performance. There are no bonuses, deferred compensation or retirement plans associated with his service to the Funds. However, because Mr. Scheffler is the majority shareholder of the Advisor, he participates directly in all profits and losses of the Advisor, including the advisory fees paid by the Funds.

As of the date of this SAI, Mr. Scheffler beneficially owned shares of the Funds as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
	The Appleton Group Fund	The Appleton Group PLUS Fund
Mark C. Scheffler	$1-$10,000	$1-$10,000

Service Providers
Pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), acts as administrator for the Funds. The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Pursuant to the Administration Agreement, for its services, the Administrator receives from each Fund 0.12% of average net assets on the first $50 million of Fund assets, 0.10% of average net assets on the next $150 million, and 0.05% on the balance, all subject to an annual minimum fee of $30,000. The Administrator also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

U.S. Bank, National Association, an affiliate of U.S. Bancorp Fund Services (“USBFS”), is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 425 Walnut Street, Cincinnati, Ohio, 45202. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.

Registered Independent Public Accounting Firm
Deloitte & Touche, LLP, 555 East Wells Street, Suite 1400, Milwaukee, Wisconsin, 53202 serve as auditors for the Trust.

Legal Counsel
Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin, 53202, acts as legal counsel to the Trust.

Distribution Agreement
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of the Funds’ shares. The offering of the Funds’ shares is continuous. The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

DISTRIBUTION (RULE 12B-1 PLAN)

As noted in the Funds’ prospectus, the Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 promulgated pursuant to the 1940 Act (the “Distribution Plan”). Under the Distribution Plan, each Fund pays a fee for distribution services (the “Distribution Fee”) at an annual rate of 0.25% of the Fund’s average daily net asset value. The Distribution Plan provides that a Fund may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of its shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services. The activities intended to promote a Fund’s shares may also benefit the other Fund indirectly.

The Distribution Fee is payable regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Fund may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Funds, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, currently cast in person at a meeting called for that purpose. It is also required that the trustees who are not “interested persons” of the Funds, select and nominate all other directors who are not “interested persons” of the Funds. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment. Each Fund is entitled to exclusive voting rights with respect to matters concerning the Distribution Plan as it relates to such Fund.

The Distribution Plan requires that the Funds provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Board of Trustees is also required to be furnished with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Advisor, no “interested person” of the Funds, as defined in the 1940 Act, and no Qualified Trustee of the Funds has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides the Funds the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services). The payments made by a Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in a Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from a Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under a Fund’s Distribution Plan, a Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, a Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Funds exceed the Distribution fees available, these payments are made by the Advisor from its own resources, which may include its profits from the advisory fee it receives from the Funds. In addition, the Funds may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor's customers without charging the customers a sales charge. In connection with its participation in such platforms, the Advisor may use all or a portion of the Distribution fee to pay one or more supermarket sponsors a negotiated fee for distributing the Funds’ shares. In addition, in its discretion, the Advisor may pay additional fees to such intermediaries from its own assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute a Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with each Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of a Fund subject to rules adopted by the NASD.

While it is each Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to a Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Funds.

Investment decisions for a Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts. In such event, the position of a Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between such Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for such Fund. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Advisor shall, to the extent practical, allocate investment opportunities to accounts, including a Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Trust is required to identify any securities of its “regular brokers or dealers” that a Fund has acquired during their most recent fiscal year.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions.

CODE OF ETHICS

The Funds, the Advisor and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

PROXY VOTING POLICY

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Advisor the responsibility for voting proxies relating to portfolio securities held by the Funds as part of its investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of the Advisor are attached as Appendix B. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each Fund and its shareholders, taking into account the value of a Fund’s investments.

More Information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, 2005 will be available without charge, upon request by calling toll-free, 1-866-993-7767 or by accessing the SEC’s web-site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Funds may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

PORTFOLIO HOLDINGS INFORMATION

The Trust, on behalf of the Funds, maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web-site at www.sec.gov.

Service providers that have contracted to provide services to the Funds and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”). These third party service providers are the Advisor and the Funds’ administrator, fund accountant, independent registered public accountants, custodian and financial printers.

Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Advisor, provided that the service is related to the investment advisory services that the Advisor provides to the Funds, and to a third-party when the Funds have a legitimate business purpose for doing so. The Funds will not provide this information until such information is at least 30 days old. Specifically, the Funds’ disclosure of its portfolio holdings may include disclosure:

•	To pension plan sponsors and/or their consultants that request such information to assess the risks of a Fund’s portfolio along with related performance attribution statistics;
•	For the purpose of due diligence regarding a merger or acquisition;
•	To a new advisor or sub-advisor prior to the commencement of its management of the Funds;
•	To rating agencies for use in developing a rating for the Funds;
•	To service providers, such as proxy voting service providers and portfolio-management database providers in connection with their providing services benefiting the Funds; and
•	For purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

As permitted by the Funds’ written policies and procedures, the Funds may provide its portfolio holdings to the rating and ranking organizations listed below on a quarterly basis.

Morningstar, Inc.
Lipper, Inc.
Standard & Poor's Ratings Group
Bloomberg L.P.
Thomson Financial Services
Wilshire & Associates, Inc.
Interactive Data Corporation
Vickers Stock Research Corporation
Citigate Financial Intelligence.

The Funds’ Board of Trustees will periodically review a list of recipients of non-standard disclosure of portfolio holdings information, but in any event no less frequently than quarterly. In all instances of non-standard disclosure, the receiving party will be subject to a duty of confidentiality to restrict the use of such information to business purposes, unless such party is a regulatory or other governmental entity.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding a Fund’s portfolio holdings, such Fund will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written agreement with a service provider of the Funds that has been approved by the Board of Trustees of the Funds, or pursuant to a written request for non-standard disclosure. The President or Secretary of the Trust, or the President of the Advisor, acting separately or together, may approve a written request for non-standard disclosure, provided that they promptly report any such approval to the Board of Trustees.

It is the Funds’ policy that neither the Funds, the Advisor, nor any other party shall accept any compensation or other consideration in connection with the disclosure of information about portfolio securities.

There may be instances where the interests of a Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of the Advisor, any principal underwriter for the Funds or an affiliated person of the Fund (including such affiliated person’s investment advisor or principal underwriter). In such situations, the conflict must be disclosed to the Board of Trustees, which must be afforded the opportunity to determine whether or not to allow such disclosure.

DETERMINATION OF NET ASSET VALUE

Shares of the Funds are sold at net asset value per share (NAV), which is determined by each Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (NYSE) is open for unrestricted business. A Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. Additionally, while the Funds do not expect to determine the NAV of its shares on any day when the NYSE is not open for trading (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share), the NAV of a Fund’s shares may be determined on days the NYSE is closed for business if the Board decides it is necessary.

Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests. The NAV is determined by dividing the value of a Fund’s securities (consisting primarily of shares of ETFs and other mutual funds), cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and shareholder servicing fees, which are accrued daily.

The assets of the Funds consist primarily, if not exclusively, of shares of ETFs and other mutual funds that are valued at their respective NAVs. There may be situations when a Fund is unable to receive an NAV. In such case, these shares will be valued at their fair market value as determined in good faith by the Board. Most such shares are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized costs. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an ETF or other mutual fund, or if the value of a security held by an ETF or other fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded, that security may be valued at its fair market value as determined in good faith in accordance with procedures approved by such fund’s Board of Trustees.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ prospectus.

Purchase of Shares
Shares of the Funds are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Funds. The Funds may authorize one or more brokers to accept purchase orders on a shareholder’s behalf. Brokers are authorized to designate intermediaries to accept orders on the Funds’ behalf. An order is deemed to be received when an authorized broker or agent accepts the order. Orders will be priced at a Funds’ NAV next computed after they are accepted by an authorized broker or agent.

Orders received by dealers other than authorized brokers or agents by the close of trading on the NYSE on a business day that are transmitted to the Funds by 4:00 p.m. Eastern Time on that day will be effected at the NAV per share determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be effected at the next determined NAV. It is the dealer’s responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Eastern Time.

Redemption of Shares
To redeem shares, shareholders may send a written request in “good order” to:

The Appleton Group Fund [Name of Fund]
c/o U.S. Bancorp Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-993-7767

A written request in “good order” to redeem shares must include:

•	the shareholder’s name;
•	the name of the Fund;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account.

Redemption requests will be sent to the address of record. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed. Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record; or
•	If a change of address request has been received by the Funds’ transfer agent within the last 15 days.

The Funds do not accept signatures guaranteed by a notary public.

The Funds and their transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and their transfer agent reserve the right to amend these standards at any time without notice.

Redemption Fee
As discussed in the Prospectus, each Fund will assess a 1.00% fee on redemptions of shares that are held for less than two months. This fee will not be imposed on Fund shares acquired through the reinvestment of distributions and may not be applicable to certain qualified accounts held by financial intermediaries, as well as under other circumstances. In determining whether a redemption fee will be imposed, it will be assumed that the redemption is made on shares that have been held the longest. This is commonly referred to as “first-in, first-out.” This will result in you paying the lowest redemption fee possible or no redemption fee at all. The Funds reserve the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

Redemption in Kind
The Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, a Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of a Fund’s net asset value in securities instead of cash.

TAX MATTERS

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Funds’ policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes. To comply with the requirements, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Funds paid no federal income tax.

Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Funds.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Funds designate the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. In view of the Funds’ investment policies, it is expected that dividends from domestic corporations will be part of a Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Funds has expressed no opinion in respect thereof.

DIVIDENDS AND DISTRIBUTIONS

The Funds will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is a Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Funds from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Funds also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Funds may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Funds realize a net gain on transactions involving investments held more than the period required for long-term gain or loss recognition or otherwise producing long-term capital gains and losses, the Funds will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time a Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

PERFORMANCE INFORMATION

From time to time, the Funds may state their total return in its Prospectus, which will be calculated in accordance with the following:

Average Annual Total Return
Average annual total return quotations used in the Funds’ prospectus are calculated according to the following formula:

P(1 + T)n = ERV

where “P” equals a hypothetical initial payment of $1000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions)
A Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

P(1 + T)n = ATVD

where “P” equals a hypothetical initial payment of $1000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemptions)
A Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

P(1 + T)n = ATVDR

where “P” equals a hypothetical initial payment of $1000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

FINANCIAL STATEMENTS

As the Funds have recently commenced operations, there are no financial statements available at this time. Shareholders of the Funds will be informed of the Funds’ progress through periodic reports when those reports become available. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX “A” DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA -- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA --very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-	Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

-	Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

-	SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

-	SP-2 Satisfactory capacity to pay principal and interest.

-	SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

-	MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

-	MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

-	MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

-	MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

APPENDIX “B” PROXY VOTING POLICIES

[Funds’ Proxy Voting Policy to be provided]